Exhibit 10.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS.  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR EVIDENCE REASONABLY SATISFACTORY TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE AND RIGHT TO PAYMENT AND COLLATERAL SECURITY HEREUNDER ARE SUBJECT TO THE SUBORDINATION AND INTERCREDITOR AGREEMENT IN FAVOR OF CNH FINANCE FUND I, L.P. AS MORE FULLY SET FORTH THEREIN AND IN SECTION 5 HEREOF.

SUBORDINATED SECURED PROMISSORY NOTE

$670,000.00	June 11, 2018

TRANS-LUX CORPORATION, a Delaware corporation (together with its successors and assigns, the “Maker”), for value received, hereby promises to pay to SM Investors II, L.P. (together with its successors, transferees and assigns, the “Holder”) the principal sum of Six Hundred Seventy Thousand Dollars ($670,000.00), together with interest (computed on the basis of a 360-day year for the actual number of days elapsed) on the unpaid balance of such principal sum from time to time outstanding (“Interest”) at the Applicable Rate (as defined herein) (or, if applicable, the Past Due Rate as herein defined) until this Subordinated Secured Promissory Note (this “Note”) is paid in full, on the terms and provisions set forth in this Note.

All cash payments made in connection with this Note shall be in U.S. dollars in immediately available funds by wire transfer of immediately available funds to an account designated by the Holder by notice to the Maker.

1.     Security. To secure payment and performance of all Obligations (as defined herein) under this Note, the Maker hereby grants to the Holder the right to obtain a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to the Holder as security, all personal property, and interests in personal property, of the Maker and its subsidiaries whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations hereunder at any time granted to or held or acquired by the Holder, collectively, the “Collateral”) upon the request of the Holder.   For so long as this Note is outstanding, Maker shall not, and shall not permit any of its subsidiaries, to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, hypothecate, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any security interest or lien with respect to any such assets or properties, other than (i) security interests and liens in favor of CNH Finance Fund I, L.P. (the “Lender”), (ii) any security interests or liens granted in connection with the a restructuring or refinancing of indebtedness owed to Lender, or (iii) with the written consent of Holder, which shall not be unreasonably withheld or delayed.

2.     Payment of Principal and Interest.

2.1   Maturity; Payment Obligations Absolute.  The entire principal amount of this Note and all accrued and unpaid interest thereon shall be due and payable on the earlier of (a) June 11, 2020 or (b) the closing date of any public or private offering of equity or debt of the Maker (other than pursuant to Maker’s existing credit facility with CNH Finance Fund I, L.P. or a refinancing thereof) for gross proceeds to Maker of at least $1,000,000 (a “Financing”) (such earlier date, or any other date on which the principal amount of this Note becomes payable in accordance with the terms hereof, by acceleration or otherwise, the “Maturity Date”).  No provision of this Note shall alter or impair the Obligations of the Maker, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, times and rate, and in the currency, herein prescribed.

2.2   Payments of Interest.  Interest due under this Note shall accrue on a daily basis at the Applicable Rate of interest provided for herein from the date hereof until the principal amount of this Note has been paid in full.  As used herein, the term “Applicable Rate” means 10.0% through December 11, 2018, increasing to 12.0% following December 11, 2018 and through June 11, 2019 if the Maker has not closed a Financing by December 11, 2018, and increasing further to 15% after June 11, 2019 through the Maturity Date if the Maker has not closed a Financing by June 11, 2019.  The amount of interest so accrued shall be paid in arrears by the Maker to the Holder within five business days following the conclusion of each Interest Period (as defined below) in cash.  Any interest that may accrue hereunder after the Maturity Date shall be payable in cash on demand.  As used herein, the term “Interest Period” means each 90-day period, commencing on the date hereof and ending on (and including) the last day of such 90-day period, provided, for clarity, that the initial Interest Period shall commence on the date hereof and end on (and include) September 11, 2018.

3.     Events of Default.  Each of the following is an “Event of Default”:

3.1   The Maker shall fail to pay any principal of or Interest on this Note as and when due, only if such failure to pay continues for a period of at least five consecutive business days; or

3.2   Any order shall be entered in any proceeding against the Maker decreeing the dissolution, liquidation or winding-up thereof; or

3.3   The Maker shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator for all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, which is not abandoned, dismissed, or vacated within 30 days of the commencement of such proceeding; or

3.4   Any such petition or application shall be filed or any such proceeding shall be commenced against the Maker and the Maker, by any act or omission, shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of the Maker or granting relief to the Maker or approving the petition in any such proceeding, which is not abandoned, dismissed, or vacated within 30 days of the commencement of such proceeding; or

3.5   There shall occur the dissolution, liquidation or termination of existence of the Maker or the sale, conveyance, lease or other disposition of all or substantially all of the assets of the Maker; or

3.6   The Maker shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings which is not vacated within 30 days from the date thereof.

4.     Remedies.  If there shall occur any Event of Default, Holder may, but shall not be required to, do any or all of the following: (a) without notice, declare the principal amount of this Note to be, and thereupon such principal shall forthwith become immediately due and payable, together with all accrued interest thereon, without notice of acceleration or of intention to accelerate, presentment, demand or protest, all of which are hereby expressly waived; (b) declare that any principal amount of this Note that is not paid when due shall bear Interest, from and after the date when due, at the rate that is the sum of the Applicable Rate and two percent (2%) per annum (the “Past Due Rate”); and (c) exercise any other right or remedy granted by this Note or allowed to it by law, including but not limited to, the rights and remedies of a secured party under the applicable Uniform Commercial Code.  Each and every right hereby granted to the Holder or allowed to it by law or this Note shall be cumulative and not exclusive with respect to one another, and may be exercised by the Holder at any time from time to time and as often as may be necessary.  The Holder shall have at any time in its discretion the right to enforce collection and payment or liquidation of any of the Collateral by appropriate action or proceedings, and the net amounts received therefrom, after deducting all costs and expenses incurred in connection therewith, shall be applied on account of this Note, all without requirement of prior notice to the Maker. The Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, which the Maker hereby assumes to do. If an attorney is employed to enforce or collect this Note, the Maker agrees to pay the Holder’s reasonable attorneys fees in connection therewith.  The Maker promises to pay all reasonable expenses of any nature as soon as incurred with regard to collection of this Note whether in or out of court and whether incurred before or after this Note shall become due at the Maturity Date or otherwise and costs which the Holder may deem necessary or proper in connection with the satisfaction of the indebtedness or realization upon the Collateral.

5.     Subordination.  This Note (and each provision hereof) is subject in all respects to the Subordination and Intercreditor Agreement, dated as of the date hereof (as amended from time to time, the “Subordination Agreement”), by and among the Maker, the Holder and CNH Finance Fund I, L.P. (the “Lender”).  The Maker agrees, and the Holder by accepting this Note has agreed, that the indebtedness evidenced by this Note and the payment of principal thereof and interest thereon are subordinated in right of payment to the prior payment in full of all existing and future Obligations to Lender (as defined in the Subordination Agreement), and that any security interest and lien securing obligations under this Note is second and subordinate to the security interests and liens securing the Obligations to Lender.

6.     Warrant.  In connection with the issuance and delivery of this Note to the Holder, the Maker shall also issue and deliver to the Holder a warrant for the purchase of 167,500 shares of Maker common stock at an exercise price of $0.01 per share and which will expire on the third anniversary of the date of issuance.

7.     Use of Proceeds. The Maker shall only use the funds provided pursuant to this Note for Maker’s working capital requirements, general corporate purposes and the items set forth on Schedule I hereto.

8.     WAIVER OF JURY TRIAL.  THE MAKER HEREBY INTENTIONALLY, KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE MAKER AND THE HOLDER WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE, AND HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THIS ORIGINAL NOTE OR A COPY THEREOF MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE MAKER TO THE WAIVER OF RIGHT TO A TRIAL BY JURY.

9.    Consent to Jurisdiction.  The Maker hereby consents to the jurisdiction of any state or federal court located in the County of New York, State of New York, and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court and agrees that process in any such action will be sufficient if served on the Maker by certified mail, return receipt requested or in any manner provided by law. Notwithstanding the foregoing, the holder of this Note shall have the right to bring any action or proceeding against the Maker or Maker’s property in the courts of any other jurisdiction such holder deems necessary or appropriate in order to enforce the obligations of the Maker under this Note.

10.   Choice of Law.  This Note shall be deemed to have been made and delivered in the State of New York and the rights and obligations of the Holder and the Maker under this Note shall be determined in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof other than mandatory provisions of law.

11.   Assignment.  This Note shall be binding upon the Maker and its successors and assigns and the terms hereof shall inure to the benefit of the Holder and its successors and assigns including subsequent holders hereof (collectively, “Assignees”), except that the Maker may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Holder (which consent shall be in the sole and absolute discretion of the Holder).  The term “Holder” as used in this Note shall be deemed to include the Holder and its Assignees.  The Holder shall, upon notice to the Maker, have the unrestricted right at any time or from time to time, and without the Maker’s consent, to assign all or any portion of its rights and obligations hereunder to any other person, which shall thereupon become vested with all the powers and rights above given to the Holder in respect thereof; provided, however, that any such assignment or transfer of this Note shall be made in accordance with all applicable securities laws, including but not limited to the Act.  The Maker agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Holder shall reasonably deem necessary to effect the foregoing.

12.   Notices, Etc.  Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing, and (a) sent by facsimile transmission, (b) electronic mail, (c) delivered in person, (d) mailed by first class registered or certified mail, postage prepaid, or (e) sent by Federal Express or other overnight courier of national reputation, addressed as follows (and, in the case of notice or other communication to a successor holder of this Note, to such address as such holder may specify by notice in the manner set forth herein): .

If to the Holder:

SM Investrors II, L.P.
c/o S. Muoio & Co. LLC
509 Madison Ave., suite 406
New York, New York 10022
Fax: (212) 297-2550
Attention: Salvatore Muoio

If to the Maker:

Trans-Lux Corporation
135 East 57th Street, 14th Floor
New York NY 10022
Attention:  Todd Dupee, Interim Chief Accounting Officer, Vice President and Controller

13.    Miscellaneous.  This Note contains the entire agreement among the parties hereto relating to the subject matter hereof.  The Maker expressly acknowledges that the Holder has not made and the Maker is not relying upon any oral representations, agreements or commitments of the Holder or any officer, employee, agent or representative thereof.  No change, modification, termination, waiver, or discharge, in whole or in part, of this Note shall be effective unless in writing and signed by the party against which such change, modification, termination, waiver, or discharge is sought to be enforced.  The Maker hereby (a) waives presentment, demand for payment, protest, notice of protest, notice of dishonor, and any and all other notices or demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, (b) consents to any and all delays, extensions of time and renewals in connection herewith and as to any available security, (c) consents to any waivers or modifications that may be granted or consented to by the Holder with regard to the time of payment or with respect to any other provisions of this Note and agrees that no such action or failure to act on the part of the Holder shall in any way affect or impair the obligations of the Maker or be construed as a waiver by the Holder of, or otherwise affect, its right to avail itself of any remedy hereunder with the same force and effect as if the Maker had expressly consented to such action or inaction upon the part of the Holder.  Upon receipt of an affidavit of an officer of the Holder as to the loss, theft, destruction or mutilation of this Note or any other security document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of such Note or other security document, the Maker shall issue, in lieu thereof, a replacement Note or other security document in the same principal amount (as such may be adjusted by payments made pursuant hereto) thereof and otherwise of substantially similar terms.  At any time after the date hereof, at the reasonable request of the Holder, the Maker shall do or cause to be done all such further acts, and shall execute and deliver such further instruments, assignments, transfers, conveyances or documents as may reasonably be required in order to implement and carry out the intent and purpose of this Note.

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Signature Page to Subordinated Secured Promissory Note
Trans-Lux Corporation to SM Investors II, L.P.

IN WITNESS WHEREOF, the undersigned Maker has signed this Subordinated Secured Promissory Note on the date first above stated.

TRANS-LUX CORPORATION

By:_/s/ Todd Dupee______________

Name: Todd Dupee

Title: Interim Chief Accounting Officer, Vice President & Controller

Acknowledged and Agreed:

SM INVESTORS II, L.P.

By:  /s/Salvatore Muoio____________

Name:  Salvatore Muoio

Title:

Managing Member

S. Muoio & Co. LLC

General Partner

SCHEDULE I

1.

Repayment of a loan for approximately $100,000 made to the Maker by Alberto Shaio, the Maker’s Interim Chief Executive Officer, Chief Operating Officer and Senior Vice President.

2.

Repayment of a loan for approximately $45,000 made to the Maker by Todd Dupee, the Maker’s Interim Chief Accounting Officer, Vice President and Controller.